Exhibit 10.6

FORM OF AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], 2026, and shall be effective as of the Closing (as defined in the BCA (as defined below), by and among (i) [●], a Luxembourg corporation in the form of a public limited liability company (société anonyme) registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) (including any successor thereto, “Pubco”), (ii) Sizzle Acquisition Corp. II, a Cayman Islands exempted company (“SPAC”), (iii) VO Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), (iv) Cantor Fitzgerald & Co., a New York general partnership (the “Representative”), and (v) the other parties, if any, listed on the signature pages hereto as “Holders” that execute and deliver a copy of this Amendment (together with the Sponsor and the Representative, being referred to herein as a “Signing Holder” and collectively as the “Signing Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the BCA (as defined below)).

RECITALS

WHEREAS, SPAC and the Signing Holders and the other parties named therein as “Holders” (collectively with the Signing Holders, the “Holders”) are parties to that certain Registration Rights Agreement, dated as of April 1, 2025 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which SPAC granted certain registration rights to the Holders named therein with respect to SPAC’s securities;

WHEREAS, on April 13, 2026, SPAC and Trasteel Holding S.A., a Luxembourg company (the “Company”), entered into that certain Business Combination Agreement (as may be amended from time to time in accordance with the terms thereof, the “BCA”), to which each of Pubco and [●], a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“Merger Sub”), became a party thereafter by executing and delivering a Joinder thereto;

WHEREAS, pursuant to the BCA, subject to the terms and conditions thereof, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”): (a) Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “Merger”) and, in connection therewith, each issued and outstanding security of SPAC immediately prior to the Closing will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco; (b) Pubco will acquire all of the issued and outstanding ordinary shares of the Company from the Company’s shareholders (collectively, the “Sellers”) in exchange for Pubco ordinary shares (the “Share Exchange” and, together with the Merger and the other transactions contemplated by the BCA and the Ancillary Documents, the “Transactions”), and any outstanding convertible securities of the Company (other than Convertible Bridge Financing Debt) will be terminated; and (c) as a result of such Transactions, SPAC and the Company each will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company;

WHEREAS, prior to or simultaneously with the consummation of the transactions contemplated by the BCA, Pubco and the Sellers have entered or will enter into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for Pubco to grant the Sellers certain registration rights with respect to certain of the Sellers’ “Registrable Securities” as defined therein (the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms thereof in order to reflect the transactions contemplated by the BCA, including the issuance of the Pubco Ordinary Shares and the effectiveness of the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of SPAC and the holders of at least a majority in interest of the Registrable Securities at the time in question (which majority must include the Representative if such amendment or modification is material and adverse to the Representative).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of SPAC under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Pubco as if it were the original “Company” party thereto. Pubco hereby assumes and agrees, from and after the Closing, to pay, perform, satisfy, and discharge in full, as the same become due, all of SPAC’s liabilities and obligations under the Registration Rights Agreement (as amended hereby) arising from and after the Closing with the same force and effect as if Pubco were initially a party to the Registration Rights Agreement as the “Company” thereunder. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the BCA, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares issued by Pubco to the Holders under the BCA for its Registrable Securities of SPAC and any other securities of Pubco or any successor entity issued to the Holders in consideration of (including as share sub-divisions, share dividends, consolidations, capitalizations, re-designations and the like) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a share split, dividend or distribution) or in exchange for any of such securities.

(c) Section 2.1.4 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company, the Demanding Holders and the Requesting Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders and the Requesting Holders desire to sell, taken together with all other Ordinary Shares or other securities which the Company desires to sell and the Ordinary Shares or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Requesting Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted basis.”

(d) Section 2.2.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Ordinary Shares or other Company securities which the Company desires to sell, taken together with the Ordinary Shares or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Ordinary Shares or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (i) first, the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(b) If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Ordinary Shares or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(c) If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Seller Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities; and

(d) If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holders as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted basis. Notwithstanding anything to the contrary above, to the extent that the registration of a Holder’s Registrable Securities would prevent the Company or the demanding shareholders from effecting such registration and offering, such Holder shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(e) Section 2.3.4 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“2.3.4 If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Sponsor, the Representative and the Takedown Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Sponsor, the Representative and the Takedown Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Sponsor and the Representative that can be sold without exceeding the Maximum Number of Securities, determined Pro Rata based on the respective number of Registrable Securities that each such Holder has so requested to be included in such Underwritten Shelf Takedown and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Underwritten Shelf Takedown hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such Underwritten Shelf Takedown, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities of the Takedown Requesting Holders, if any, that can be sold without exceeding the Maximum Number of Securities, determined Pro Rata based on the respective number of Registrable Securities that each Takedown Requesting Holder has so requested to be included in such Underwritten Shelf Takedown and the Seller Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such Underwritten Shelf Takedown, that can be sold without exceeding the Maximum Number of Securities.”

(f) Section 5.1 of the Original Agreement is hereby amended to delete the address for Company for notices under the Registration Rights Agreement and instead add the following address for notices to Pubco under the Registration Rights Agreement: “[_____________], Attn: [_____], Telephone No.: [_________], E-mail: [_____________], with copies to (which shall not constitute notice) to Greenberg Traurig, LLP, One Vanderbilt Avenue, New York, NY 10017, Attn: Adam Namoury, Esq. and Alan Annex, Esq., Email: adam.namoury@gtlaw.com and alan.annex@gtlaw.com.”

(g) The Original Agreement is hereby amended to add the following new Section 5.8:

“5.8 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.”

3. Acknowledgement of Other Registration Rights. The parties hereby acknowledge and agree that, notwithstanding Section 5.6 of the Registration Rights Agreement, (i) in connection with the BCA, Pubco has entered into the Seller Registration Rights Agreement with respect to the Seller Securities, and (ii) SPAC or Pubco may have previously granted or may grant additional registration rights to investors under or in connection with any Financing Agreements entered into during the Interim Period in accordance with the BCA in connection with any PIPE Financing (“Financing Registration Rights”), and in each case consents to the foregoing. Notwithstanding anything to the contrary contained herein, in the event that there are any Financing Registration Rights, nothing in the Registration Rights Agreement will restrict the ability of Pubco to fulfill its obligations with respect to the Financing Registration Rights, and in the event of a conflict between the terms of the Registration Rights Agreement and the Financing Registration Rights, the terms of the Financing Registration Rights will prevail.

4. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 5.4 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Registration Rights Agreement as of the date first above written.

Pubco:

[●]

By:
Name:
Title:

SPAC:

Sizzle Acquisition Corp. II

By:
Name:	Steve Salis
Title:	Chief Executive Officer

By:
Name:	Jamie Karson
Title:	Non-Executive Vice Chairman

Sponsor:

VO Sponsor II, LLC

By:
Name:
Title:

Representative:

Cantor Fitzgerald & Co.

By:
Name:
Title:

{Signature Page to Founder Registration Rights Agreement Amendment}